-----------------------------------------

                                [LOGO]  BLUE CHIP
                                       VALUE FUND






                                Quarterly Report

                                to Stockholders














                               September 30, 2004

                    -----------------------------------------

INVESTMENT ADVISER'S COMMENTARY

Dear Fellow Stockholders:

The most notable feature of our portfolio and the stock market for the third quarter and the year-to-date period is the narrow trading range. The S&P 500 is up 1.5% year to date, and our portfolio is down 0.81% for the same period. This has been a period generally characterized by increased corporate earnings and dividends and interest rates have been stable. Stocks have been getting steadily cheaper based on earnings. We believe this is because investors are getting increasingly concerned about the business outlook for next year. There are a number of reasons for this, and in our opinion, the impact from the rising price of oil is a main focal point.

As we noted, the overall stock market has remained relatively flat this year, but particular sectors and/or industries have had big moves. The energy stocks in our portfolio were up 18% in the third quarter, and 39% for the nine months. Unfortunately, these gains were offset by negative performance primarily in healthcare and technology stocks. Not surprisingly, Transocean and Occidental Petroleum were our best performing stocks for the quarter and nine months. Likewise, Intel and Mylan Labs were among the worst.

Just before this letter was written, civil charges against several insurance companies alleging illegal activities were filed. We held one of these companies in our portfolio--American International Group. Subsequent to the quarter end, we sold the stock from the portfolio because we believe the company will be under a cloud for an extended period of time. We have also sold the insurance broker, Willis Group Holdings, even though it has not been implicated in the alleged wrong doings.

Our outlook for the fourth quarter and 2005 takes us back to the subject of energy. We do believe that economic growth will be slower because of higher oil prices, but we believe growth will be positive in the fourth quarter and for all of 2005. We believe the stock market has discounted slower economic growth. We also expect to see a pull back in oil prices as production returns to normal in the Gulf of Mexico and production is increased in the Middle East. The long-term picture for oil prices is more difficult to predict. Oil consumption is growing rapidly in India and China where consumption is 0.7 barrels per person and 1.7 barrels per person per year, respectively, compared to the United States where it is 28 barrels per person per year. Oil production will have to grow faster over the next few years to keep prices from rising further. Many energy experts predict this will be difficult to do, but historically we believe these experts have been too pessimistic.

As year-end approaches, we would like to bring you up to date on the projected tax status of your Blue Chip Value Fund dividends. First--a reminder--your dividends were predominantly a return of capital and therefore tax-free last year. Second, this year we believe the majority of the dividends will be taxed at the long-term capital gain rate, for most 15%; however, some portion may be taxed at your higher ordinary income tax rate. The actual determination of the tax treatment of the Fund's dividends can be made only at year-end. Shareholders will receive written notification regarding the components and tax treatment of all distributions in early 2005.

Sincerely,

/s/ Todger Anderson

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

The Investment Adviser's Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

HOW TO OBTAIN A COPY OF THE FUND'S
PROXY VOTING POLICIES AND RECORDS

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund's website at www.blu.com and (3) on the Fund's Form N-CSR which is available on the U.S. Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund's investment adviser voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund's website at www.blu.com and (3) on the U.S. Securities and Exchange Commission website at www.sec.gov.



SEND US YOUR E-MAIL ADDRESS

If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

-------------------------------------------------------------
           Sector Diversification in Comparison to
              S&P 500 as of September 30, 2004*
-------------------------------------------------------------
                                       Fund           S&P 500
Basic Materials                        2.5%             3.0%
-------------------------------------------------------------
Capital Goods                          7.6%             9.1%
-------------------------------------------------------------
Commercial Services                    3.0%             2.6%
-------------------------------------------------------------
Communications                         2.5%             6.9%
-------------------------------------------------------------
Consumer Cyclical                     14.6%            12.2%
-------------------------------------------------------------
Consumer Staples                       7.9%             8.5%
-------------------------------------------------------------
Energy                                 8.9%             7.3%
-------------------------------------------------------------
Financials                            25.5%            19.9%
-------------------------------------------------------------
Medical/Healthcare                    16.8%            12.8%
-------------------------------------------------------------
REITs                                  0.0%             0.4%
-------------------------------------------------------------
Technology                            10.3%            12.6%
-------------------------------------------------------------
Transportation                         0.0%             1.7%
-------------------------------------------------------------
Utilities                              0.0%             3.0%
-------------------------------------------------------------
Short-Term Investments                 0.3%              --
-------------------------------------------------------------
* Sector diversification percentages are based on the Fund's total investments at market value. Sector diversification
  is subject to change and may not be representative of
  future investments.
-------------------------------------------------------------

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                            as of September 30, 2004
--------------------------------------------------------------------------------
                                                                        Since
Return          YTD      1-Year     3-Year    5-Year      10-Year     Inception
--------------------------------------------------------------------------------
Blue Chip
Value Fund -
NAV           (0.81%)    11.11%      2.99%      1.18%       10.24%       7.96%
--------------------------------------------------------------------------------
Blue Chip
Value Fund -
Market Price   4.80%     16.46%      5.05%      4.10%       13.05%       8.82%
--------------------------------------------------------------------------------
S&P 500
Index          1.50%     13.86%      4.04%     (1.31%)      11.09%      10.54%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth  more or less  than its  original  cost when  sold.
Total investment return is calculated assuming a purchase of common stock on the opening  of the  first  day and a sale on the  closing  of the  last day of each period reported.  Dividends and distributions,  if any, are assumed for purposes of this  calculation  to be  reinvested  at prices  obtained  under  the  Fund's dividend  reinvestment plan. Rights offerings,  if any, are assumed for purposes of this  calculation  to be fully  subscribed  under  the  terms  of the  rights offering.  Generally,  total investment  return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the  discount or a decrease in the premium of the market value to the  net  asset  value  from  the  beginning  to the  end  of  such  periods.
Conversely,  total investment  return based on the net asset value will be lower than total  investment  return based on market value in periods where there is a decrease in the  discount  or an increase in the premium of the market  value to
the  net  asset  value  from  the   beginning  to  the  end  of  such   periods.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Market Price Performance History
             Since Inception (04/15/87) through September 30, 2004
--------------------------------------------------------------------------------

[TABULAR REPRESENTATION OF LINE CHART]


                 Adjusted               Actual
                  Market                Market
                 Value(1)              Price(2)
                 --------              --------
                     10                    10
                    9.5                   9.5
                    7.8                  7.75
'87                5.58                   5.5
                   5.87                  5.75
                   6.31                  6.13
                    6.1                  5.88
'88                6.28                     6
                   6.73                  6.25
                   7.62                  6.88
                   8.54                   7.5
'89                 8.2                     7
                   8.13                  6.75
                   8.21                  6.63
                   6.86                  5.38
'90                7.86                     6
                   9.28                  6.88
                   9.88                  7.13
                  10.49                  7.38
'91                11.4                  7.63
                  11.77                  7.88
                  12.07                  7.88
                  12.18                  7.75
'92               12.81                  7.75
                  13.64                  8.25
                  13.78                  8.13
                  14.51                  8.25
'93               14.57                  7.88
                   14.1                  7.63
                  12.54                  6.75
                  12.83                  6.88
'94               12.65                  6.13
                  13.68                  6.63
                  14.78                  7.13
                  15.88                  7.63
'95               17.91                  7.63
                  19.09                  8.13
                  20.04                   8.5
                  21.89                  9.25
'96               24.98                  9.25
                  22.92                  8.38
                  27.37                  9.75
                  31.13                 10.81
'97               35.11                 10.94
                  38.12                 11.88
                  37.19                 11.31
                  30.52                  9.06
'98               35.58                  9.75
                  35.12                  9.63
                   37.9                 10.13
                  35.79                  9.31
'99               37.95                  8.69
                  36.04                  8.25
                  37.62                  8.38
                  38.84                  8.44
'00               36.75                  7.55
                  34.06                  6.79
                  41.48                  8.05
                  37.75                  7.14
'01               41.92                  7.56
                  39.16                  7.02
                  34.89                   6.1
                  28.26                   4.8
'02               28.43                  4.59
                  27.31                  4.41
                   36.6                  5.77
                  37.59                  5.79
'03               41.77                  6.14
                  43.54                   6.4
                  44.04                  6.61
'04               43.07                  6.15


Annual Distribution totals
as indicated.(3)

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

(1) Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.

(2) Reflects the actual market price of one share as it has traded on the NYSE.

(3) Annual distribution totals represent actual amounts. Please note the distribution total for 2004 is for nine months ended September 30, 2004. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

NEWS RELEASE

BLUE CHIP VALUE FUND DECLARES THIRD
QUARTER DISTRIBUTION

     DENVER, CO. (October 1, 2004) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.13 per share. This distribution is payable October 29, 2004, to stockholders of record October 15, 2004, and will have an ex-dividend date of October 12, 2004. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny. These fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses.

     Of the total distribution, approximately $0.0026 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions required by the fixed quarterly payout policy for the year exceed the Fund's "current and accumulated earnings and profits," the excess will be treated as non-taxable return of capital, reducing the stockholder's adjusted cost basis. However, to the extent that current year net realized gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. The actual determination of the source of the undesignated distributions can be made only at year-end. Shareholders will receive written notification regarding the components and tax treatment of all distributions for the calendar year in early 2005.

     As of September 30, 2004, the Fund's N.A.V. was $5.29 and the stock closed at $6.15, a premium of 16.257%.

BLUE CHIP VALUE FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004 (Unaudited)

ASSETS
Investments at market value                                       $150,575,165
  (identified cost $141,838,072)
Dividends receivable                                                   202,079
Interest receivable                                                        454
Other assets                                                            11,224
                                                                  ------------
  TOTAL ASSETS                                                     150,788,922
                                                                  ------------

LIABILITIES
Loan payable to bank (Note 4)                                        6,825,000
Interest due on loan payable to bank                                    15,269
Payable for securities purchased                                        77,290
Advisory fee payable                                                    70,837
Administration fee payable                                               7,628
Accrued expenses and other liabilities                                  85,080
                                                                  ------------
  TOTAL LIABILITIES                                                  7,081,104
                                                                  ------------
NET ASSETS                                                        $143,707,818
                                                                  ============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $    271,535
Paid-in-capital                                                    147,826,223
Undistributed net investment income                                     69,382
Accumulated net realized loss                                       (5,651,799)
Net unrealized appreciation on investments                           8,737,093
Undesignated distributions (Note 1)                                 (7,544,616)
                                                                  ------------
                                                                  $143,707,818
                                                                  ------------

SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                    27,153,526
                                                                  ============

Net asset value per share                                         $       5.29
                                                                  ============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.


STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2004 (Unaudited)

INCOME
  Dividends (net of foreign
  withholding taxes of $3,322)                      $ 1,341,846
  Interest                                                5,051
                                                    -----------
    TOTAL INCOME                                                     $ 1,346,897
                                                                     -----------
EXPENSES
  Investment advisory fee
    (Note 3)                                            669,717
  Administrative services fee
    (Note 3)                                             71,853
  Interest on outstanding
    loan payable                                        145,566
  Legal fees                                            119,781
  Stockholder reporting                                  79,572
  Transfer agent fees                                    58,178
  Directors' fees                                        47,164
  Audit and tax preparation fees                         20,438
  NYSE listing fees                                      19,631
  Insurance and fidelity bond                            11,256
  Other                                                   7,508
  Custodian fees                                          7,245
                                                    -----------
    TOTAL EXPENSES                                                     1,257,909
                                                                     -----------
    NET INVESTMENT INCOME                                                 88,988
                                                                     -----------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized gain on investments                                    10,320,732
  Change in net unrealized appreciation/
   depreciation of investments                                       (10,902,920)
                                                                     -----------
   NET LOSS ON INVESTMENTS                                              (582,188)
                                                                     -----------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                       $  (493,200)
                                                                     ===========

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.


STATEMENTS OF CHANGES IN NET ASSETS

                                             For the Nine      For the
                                             Months Ended     Year Ended
                                             September 30,   December 31,
                                                  2004*          2003
                                             -------------   -------------
Increase/(decrease) in net
  assets from operations:
  Net investment income                      $     88,988     $    363,532
  Net realized gain from
    securities transactions                    10,320,732          417,452
  Change in net unrealized
    appreciation or depreciation
    of investments                            (10,902,920)      32,391,284
                                             ------------     ------------
                                                 (493,200)      33,172,268
                                             ------------     ------------
Decrease in net assets
  from distributions to
  stockholders from:
  Net investment income                           (19,606)        (363,532)
  Return of capital                                     0      (13,273,611)
  Undesignated (Note 1)                        (7,544,616)               0
                                             ------------     ------------
                                               (7,564,222)     (13,637,143)
                                             ------------     ------------
Increase in net assets from
  common stock transactions:
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (283,732 and
    349,244 shares issued,
    respectively)                               1,708,217        1,808,988
                                             ------------     ------------
                                                1,708,217        1,808,988
                                             ------------     ------------
NET INCREASE/(DECREASE)
  IN NET ASSETS                                (6,349,205)      21,344,113

NET ASSETS
  Beginning of period                         150,057,023      128,712,910
                                             ------------     ------------
  End of period                              $143,707,818     $150,057,023
                                             ============     ============

*Unaudited

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.


FINANCIAL HIGHLIGHTS

                                                                      For the Nine
                                                                      Months Ended
Per Share Data                                                        September 30,
(for a share outstanding throughout each period)                         2004(1)
                                                                      -------------
Net asset value - beginning of period                                  $   5.58
Investment operations
Net investment income                                                      0.00(2)
Net gain (loss) on investments                                            (0.01)
                                                                       --------
Total from investment operations                                          (0.01)
                                                                       --------
Distributions                                                                --
From net investment income                                              (0.00)(2)
From net realized gains on investments                                       --
Return of capital                                                            --
Undesignated                                                              (0.28)
                                                                       --------
Total distributions                                                       (0.28)
                                                                       --------
Capital Share Transactions
Dilutive effects of rights offerings                                         --
Offering costs charged to paid in capital                                    --
                                                                       --------
Total capital share transactions                                             --
                                                                       --------
  Net asset value, end of period                                       $   5.29
                                                                       ========
  Per share market value, end of period                                $   6.15
                                                                       ========
Total investment return(3)based on:
  Market Value                                                              4.8%
  Net Asset Value                                                          (0.8)%
Ratios/Supplemental data:
Ratio of operating expenses to average net assets                          1.00%*
Ratio of total expenses to average net assets                              1.13%*
Ratio of net investment income to average net assets                       0.08%*
Ratio of total distributions to average net assets                         5.08%(5)
Portfolio turnover rate(4)                                                38.27%
Net assets - end of period (in thousands)                              $143,708

See accompanying notes to financial statements.

  * Annualized.
(1) Unaudited.
(2) Amount is less than $.005 per share.
(3) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely,

                      For the year ended December 31,
------------------------------------------------------------------------
   2003            2002           2001            2000            1999
--------        --------        --------        --------        --------
$   4.85        $   6.94        $   8.17        $   9.09        $  10.25
    0.01            0.04            0.04            0.05            0.03
    1.23           (1.40)          (0.29)          (0.08)           0.49
--------        --------        --------        --------        --------
    1.24           (1.36)          (0.25)          (0.03)           0.52
--------        --------        --------        --------        --------

   (0.01)          (0.04)          (0.04)          (0.05)          (0.03)
      --              --           (0.36)          (0.84)          (1.65)
   (0.50)          (0.52)          (0.34)             --              --
      --              --              --              --              --
--------        --------        --------        --------        --------
   (0.51)          (0.56)          (0.74)          (0.89)          (1.68)
--------        --------        --------        --------        --------

      --           (0.16)          (0.23)             --              --
      --           (0.01)          (0.01)             --              --
--------        --------        --------        --------        --------
      --           (0.17)          (0.24)             --              --
--------        --------        --------        --------        --------
$   5.58        $   4.85        $   6.94        $   8.17        $   9.09
========        ========        ========        ========        ========
$   6.14        $   4.59        $   7.56        $   7.55        $   8.69
========        ========        ========        ========        ========

    46.9%          (32.2%)          14.1%           (3.2%)           6.7%
    26.4%          (20.6%)          (3.0%)           0.2%            6.2%

    1.13%           0.93%           0.91%           0.88%           0.85%
    1.13%           0.93%           0.91%           0.88%           0.85%
    0.27%           0.64%           0.56%           0.63%           0.32%
   10.07%          10.15%          10.21%          10.46%          16.86%
   52.58%          65.86%          73.30%         127.55%          54.24%
$150,057        $128,713        $145,517        $140,863        $153,002


    total  investment  return  based on the net asset  value  will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(4) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the nine months ended September 30, 2004 were $60,003,502 and $67,933,146, respectively.
(5) Due to the timing of quarterly ex-distribution dates, only two quarterly distributions were recorded during the nine months ended September 30, 2004. Please see Note 5 concerning details for the October 2004 distribution.

BLUE CHIP VALUE FUND, INC.


STATEMENT OF INVESTMENTS

September 30, 2004 (Unaudited)

                                                             Market
                             Shares         Cost             Value
                            -------     -----------       -----------
COMMON STOCKS - 104.47%
BASIC MATERIALS - 2.63%
Forestry & Paper - 2.63%
Bowater Inc.                 99,100     $ 4,676,588       $ 3,784,629

TOTAL BASIC MATERIALS                     4,676,588         3,784,629
---------------------------------------------------------------------

CAPITAL GOODS - 7.94%
Aerospace & Defense - 3.82%
General Dynamics Corp.       28,600       2,227,919         2,920,060
Raytheon Co.                 67,800       2,340,069         2,575,044
                                        -----------       -----------
                                          4,567,988         5,495,104

Industrial Products - 4.12%
Parker Hannifin Corp.       100,500       4,847,686         5,915,430

TOTAL CAPITAL GOODS                       9,415,674        11,410,534
---------------------------------------------------------------------

COMMERCIAL SERVICES - 3.19%
IT Services - 3.19%
Computer Sciences Corp.*     97,300       3,942,978         4,582,830

TOTAL COMMERCIAL SERVICES                 3,942,978         4,582,830
---------------------------------------------------------------------

COMMUNICATIONS - 2.66%
Telecomm Service Providers - 2.66%
ALLTEL Corp.                 69,600       3,507,230         3,821,736

TOTAL COMMUNICATIONS                      3,507,230         3,821,736
---------------------------------------------------------------------

CONSUMER CYCLICAL - 15.29%
Clothing & Accessories - 2.77%
TJX Companies Inc.          180,300       2,785,187         3,973,812

Consumer Services - 1.04%
Cendant Corp.                69,300       1,597,365         1,496,880

General Merchandise - 3.09%
Target Corp.+                98,200       3,396,619         4,443,550

Hotels & Gaming - 2.04%
Starwood Hotels & Resorts
  Worldwide Inc.             63,200       1,831,324         2,933,744

Publishing & Media - 5.04%
Dow Jones & Company Inc.     50,700       2,714,743         2,058,927
Viacom Inc. - Class B        61,300       2,993,401         2,057,228
Walt Disney Co.             138,800       2,967,594         3,129,940
                                        -----------       -----------
                                          8,675,738         7,246,095

Restaurants - 1.31%
Darden Restaurants Inc.      80,600       2,001,891         1,879,592

TOTAL CONSUMER CYCLICAL                  20,288,124        21,973,673
---------------------------------------------------------------------

                                                             Market
                             Shares         Cost             Value
                            -------     -----------       -----------
CONSUMER STAPLES - 8.27%
Food & Agricultural Products - 6.55%
Bunge Ltd.                   64,500     $ 1,553,092       $ 2,578,710
Kraft Foods Inc.+            87,100       2,741,790         2,762,812
Tyson Foods Inc.            254,000       2,988,679         4,069,080
                                        -----------       -----------
                                          7,283,561         9,410,602
Home Products - 1.72%
Colgate Palmolive Co.        54,700       3,171,659         2,471,346

TOTAL CONSUMER  STAPLES                  10,455,220        11,881,948
---------------------------------------------------------------------

ENERGY - 9.31%
Integrated Oils - 7.26%
Marathon Oil Corp.           83,900       3,039,749         3,463,392
Occidental
  Petroleum Corp.            88,200       4,010,819         4,933,026
Suncor Energy Inc.           63,500       1,621,187         2,032,635
                                        -----------       -----------
                                          8,671,755        10,429,053
Oil Services - 2.05%
Transocean Inc.*             82,400       1,704,136         2,948,272

TOTAL ENERGY                             10,375,891        13,377,325
---------------------------------------------------------------------

FINANCIALS - 26.77%
Insurance & Real Estate Brokers - 2.30%
Willis Group
  Holdings Ltd.              88,500       2,558,672         3,309,900

Integrated Financial Services - 3.64%
Citigroup Inc.+             118,700       5,155,075         5,237,044

Property Casualty Insurance - 6.76%
Allstate Corp.               71,900       2,605,775         3,450,481
AMBAC Financial
  Group Inc.                 19,100       1,060,642         1,527,045
American
  International Group+       40,600       2,615,595         2,760,394
Radian Group Inc.            42,600       1,855,940         1,969,398
                                        -----------       -----------
                                          8,137,952         9,707,318

Regional Banks - 1.59%
US Bancorp                   78,900       2,264,067         2,280,210

Securities & Asset Management - 7.05%
Goldman Sachs
  Group Inc.+                38,600       3,560,484         3,599,064
Lehman Brothers
  Holdings Inc.              37,100       2,426,560         2,957,612
Merrill Lynch &
  Company Inc.+              71,900       4,031,147         3,574,868
                                        -----------       -----------
                                         10,018,191        10,131,544

Specialty Finance - 4.22%
Freddie Mac+                 47,300       2,985,116         3,085,852
MBNA Corp.                  118,300       2,982,458         2,981,160
                                        -----------       -----------
                                          5,967,574         6,067,012

                                                             Market
                             Shares         Cost             Value
                            -------    ------------      ------------
Thrifts - 1.21%
Washington Mutual Inc.       44,300    $  1,689,646      $  1,731,244

TOTAL FINANCIALS                         35,791,177        38,464,272
---------------------------------------------------------------------

MEDICAL - HEALTHCARE - 17.62%
Drugs & Healthcare Products - 1.76%
Medtronic Inc.               48,800       2,419,130         2,532,720

Healthcare Services - 3.21%
Pacificare Health
  Systems Inc.*             125,900       4,737,238         4,620,530

Pharmaceuticals - 12.65%
Abbott Laboratories+         73,500       3,011,705         3,113,460
Amgen Inc.*                  85,200       5,025,543         4,829,136
Barr Pharmaceuticals Inc.*   63,000       3,064,654         2,610,090
Pfizer Inc.+                166,260       4,713,657         5,087,556
Teva Pharmaceutical
  Industries Ltd.            97,600       3,179,199         2,532,720
                                        -----------       -----------
                                         18,994,758        18,172,962

TOTAL MEDICAL -
  HEALTHCARE                             26,151,126        25,326,212
---------------------------------------------------------------------

TECHNOLOGY - 10.79%
Computer Software - 5.95%
Microsoft Corp.+            172,400       5,240,231         4,766,860
Verisign Inc.*              190,400       3,180,807         3,785,152
                                        -----------       -----------
                                          8,421,038         8,552,012

Semiconductors - 4.84%
Altera Corp.*               191,400       4,351,041         3,745,698
Intel Corp.+                159,900       4,015,283         3,207,594
                                        -----------       -----------
                                          8,366,324         6,953,292

TOTAL TECHNOLOGY                         16,787,362        15,505,304
---------------------------------------------------------------------
TOTAL COMMON STOCKS                     141,391,370       150,128,463
---------------------------------------------------------------------

                                                             Market
                             Shares         Cost             Value
                            -------    ------------      ------------
SHORT-TERM INVESTMENTS - 0.31%
Goldman Sachs Financial
  Square Prime Obligations
  Fund - FST Shares                    $    446,702      $    446,702

TOTAL SHORT-TERM
INVESTMENTS                                 446,702           446,702
---------------------------------------------------------------------

TOTAL
INVESTMENTS                  104.78%   $141,838,072      $150,575,165
Liabilities in Excess
  of Other Assets             (4.78%)                      (6,867,347)
                            -------                      ------------
NET ASSETS                   100.00%                     $143,707,818
                            =======                      ============


* Denotes non-income producing security.

+ A portion of the shares held in this security are pledged as collateral for the borrowings under the loan agreement.

BLUE CHIP VALUE FUND, INC.


NOTES TO FINANCIAL STATEMENTS

September 30, 2004 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") are generally valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment Transactions - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Effective July 1, 2004, the Fund changed its accounting method for realized gains and losses from investment transactions and unrealized appreciation and depreciation of investment from a "first-in, first-out" basis to a "specific identification" basis. This change was for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

     As of September 30, 2004, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring
2010                                                               $ 15,484,833
2011                                                                     45,245
                                                                   ------------
Total                                                              $ 15,530,078
                                                                   ============

     The Fund intends to elect to defer to its fiscal year ending December 31, 2004, approximately $35,000 of losses recognized during the period November 1, 2003 to December 31, 2003, which will expire in 2012 if unutilized.

The tax character of the distributions paid was as follows:

                                              Nine Months Ended     Year Ended
                                                 September 30,     December 31,
                                                     2004              2003
                                              ------------------   ------------
Distributions paid from:
Ordinary income                                   $   19,606       $   363,532
Long-term capital gain                                    --                --
Return of capital                                         --        13,273,611
Undesignated                                       7,544,616                --
                                                  ----------       -----------
Total                                             $7,564,222       $13,637,143
                                                  ==========       ===========

     The tax character of the distribution paid as "undesignated" will be determined at the fiscal year ending December 31, 2004.

     As of September 30, 2004 the components of distributable earnings on a tax basis was as follows:

Undistributed net investment income                                 $    69,382
Accumulated net realized loss                                        (5,244,168)
Net unrealized appreciation                                           8,329,462
                                                                    -----------
Total                                                               $ 3,154,676
                                                                    ===========

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders - Distributions to stockholders are recorded on the ex-dividend date.

The Fund currently maintains a "managed distribution policy" which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions required by the fixed quarterly payout policy for the year exceed the Fund's "current and accumulated earnings and profits," the excess will be treated as non-taxable return of capital, reducing the stockholder's adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund's "current earnings and profits." Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund's Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the "managed distribution policy." The Fund's distribution policy may be changed at the discretion of the Fund's Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of September 30, 2004:
Gross appreciation (excess of value over tax cost)                 $ 16,382,750
Gross depreciation (excess of tax cost over value)                   (8,053,288)
                                                                   ------------
Net unrealized appreciation                                        $  8,329,462
                                                                   ------------
Cost of investments for income tax purposes                        $142,245,703
                                                                   ============

3. INVESTMENT ADVISORY AND
   ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DenverIA"), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York

Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Mutual Funds Services, Inc. ("ALPS") and DenverIA serve as the Fund's co-administrators. The Administrative Agreement includes the Fund's administrative and fund accounting services. For the period January 1, 2004 to September 28, 2004, the administrative services fee was based on an annual rate for ALPS and DenverIA, respectively, of 0.08% and 0.01% of the Funds average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Funds average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the
Funds average daily net assets in excess of $125,000,000. Effective September 29, 2004, the administrative fee for ALPS changed to 0.0835% of the Fund's average daily net assets up to $75,000,000. The administrative services fee at the remaining breakpoints remained the same. The administrative service fee is paid monthly.

4. LOAN OUTSTANDING

     On November 12, 2003 an agreement with Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The borrowings under the Custodial Trust Company loan are secured by pledging a portion of the Fund's portfolio securities as collateral. The initial value of the portfolio securities pledged must equal twice the amount of the loan outstanding. As of September 30, 2004, the Fund had a loan payable in the amount of $6,825,000 with a current daily annualized interest rate of 2.8325%, which represents 30-day LIBOR plus 1.00%. The amount of the loan represented 4.53% of the Fund's total assets as of September 30, 2004.

5. SUBSEQUENT EVENTS

     The Fund declared a distribution of $0.13 per share on October 1, 2004. The distribution was payable on October 29, 2004. Of the total distribution, approximately $0.0026 represents net investment income and the remaining portion is currently undesignated until the actual determination of the source can be made at year-end.

     In an attempt to achieve more favorable tax treatment of the Fund's distributions for its shareholders, the Fund realized approximately $18 million in additional capital gain subsequent to quarter end.

----------------------------------------

BOARD OF DIRECTORS
Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Gary P. McDaniel, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS
Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Joan Ohlbaum Swirsky, Secretary
Jasper R. Frontz, Treasurer, Chief
  Compliance Officer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

Stockholder Relations
Margaret R. Jurado
(800) 624-4190          (303) 312-5100
e-mail: blu@denveria.com

Custodian
Bank of New York
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

Transfer Agent
Dividend Reinvestment Plan Agent
(Questions regarding your Account)
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.melloninvestor.com

          NYSE Symbol--BLU

[LOGO]   BLUE CHIP
         VALUE FUND

        www.blu.com
----------------------------------------